Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss carryforwards	$ 8,474	$ 4,303
Research and development credits	353	86
Orphan Drug Credit	3,781	2,178
Accrued liabilities	287	82
Other, net	115	71
Total deferred tax assets	13,010	6,720
Deferred tax liabilities
Fixed assets	(7)	(13)
Deferred Tax Liabilities, Gross	(7)	(13)
Total	13,003	6,707
Less: valuation allowance	(13,003)	(6,707)
Net deferred tax assets	$ 0	$ 0